UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2013

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	980583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 Sparrow Circle, White Plains, NY 10605
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +972.4.824.2051

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information required by this Item 1.01 is included under Item 5.02 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is included under Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February17, 2013, as amended May 29, 2013, we executed an employment agreement with Sav DiPasquale to act as our President and Chief Executive Officer, which formalized the term sheet dated December 17, 2012 and is attached to our current report on Form 8-K filed with the SEC on January 7, 2013.

The consideration for acting as our President and Chief Executive Officer, and working toward equity fundraising efforts is:

(a)	a base salary of US $180,000;

(b)	grant of options pursuant to the Company Stock Option Plan;

(c)

issuance of up to 2,455,895 options to be issued over time, being 5% of the current outstanding shares of the Company, by fulfilling certain performance criteria while he remains as President and CEO; the options are exercisable at a price of $0.001 per share;

(d)	a bonus which is subject to the discretion of our board of directors;

(e)	reimbursement of any pre-approved expenses incurred while performing his duties as our President and Chief Executive Officer.

For a complete description of the terms of the employment agreement please see exhibit 10.2 attached to this current report on Form 8-K.

For a complete description of the terms of the letter agreement please see exhibit 10.3 attached to this current report on Form 8-K.

Effective May 29, 2013 we granted 255,413 options to Mr. DiPasquale. Each stock option is exercisable at a price of US $0.001 per option share for a period of 10 years. The options are subject to the terms of our Global Share Incentive Plan (2012) and are fully vested.

We granted the securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in offshore transactions in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Employment Term Sheet with Sav DiPasquale dated December 1, 2012 (attached as an exhibit to our current report on Form 8-K filed with the SEC on May 31, 2012 and incorporated by reference)
10.2*	Employment Agreement with Sav DiPasquale dated February 17, 2013
10.3*	Letter Agreement with Sav DiPasquale dated May 29, 2013
99.1	Global Share Incentive Plan (2012) (attached as an exhibit to our current report on Form 8-K filed with the SEC on May 31, 2012 and incorporated by reference)

*attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:

/s/ Dov Weinberg
Dov Weinberg
Chief Financial Officer, Secretary and Treasurer

October 23, 2013